UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 25, 2003

                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          _____________________________

         DELAWARE                      000-29598                 36-3252484
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)

  501 W. NORTH AVENUE                                              60160
 MELROSE PARK, ILLINOIS                                          (Zip Code)
 (Address of principal
   executive offices)

       Registrant's telephone number, including area code: (708) 865-1053

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         On June 26, 2003, Midwest Banc Holdings, Inc. (the "Company") announced that its Board of Directors elected Gerald F. Hartley to serve as a Director of the Company. Mr. Hartley was also appointed Chairman of the Company's Audit Committee of the Board of Directors. Attached as Exhibit 99.1 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MIDWEST BANC HOLDINGS, INC.


                                      By:  /s/ Brad A. Luecke
                                           -------------------------------------
                                           Brad A. Luecke
                                           President and Chief Executive Officer

Date:  June 26, 2003


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

  99.1    Press Release dated June 26, 2003


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